UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025 (May 6, 2025)

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant's address of principal executive offices: 500 Woodward Ave., Suite 2900, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2025, the stockholders of DT Midstream, Inc. (the “Company”) voted at the virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to approve a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to eliminate the prohibition on the ability of the Company’s stockholders to call a special meeting of stockholders, and, in accordance with certain amendments to the Company’s Amended and Restated Bylaws, grant stockholders owning for a minimum of one full year not less than 25% of the voting power of all outstanding shares of the Company’s common stock the ability to request a special meeting of stockholders (the “Stockholder Rights Proposal”). The Stockholder Rights Proposal became effective with the filing of the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware on May 9, 2025.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)	The Annual Meeting was held on May 6, 2025.

(b)	At the Annual Meeting:

(i)	The director nominees named in the Proxy, Angela Archon, Stephen Baker, Elaine Pickle, Robert Skaggs, Jr., David Slater, Peter Tumminello and Dwayne Wilson, were each elected to the Board of Directors of the Company for a one-year term expiring in 2026, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Angela Archon	77,668,518	1,694,547	10,510,966
Stephen Baker	74,548,554	4,814,511	10,510,966
Elaine Pickle	79,037,535	325,530	10,510,966
Robert Skaggs, Jr.	78,064,283	1,298,782	10,510,966
David Slater	79,117,904	245,161	10,510,966
Peter Tumminello	79,029,242	333,823	10,510,966
Dwayne Wilson	76,706,861	2,656,204	10,510,966

(ii)	Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
89,571,785	165,909	136,337	-

(iii)	Stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
75,849,202	3,168,792	345,071	10,510,966

(iv)	Stockholders approved a Stockholder Rights Proposal to amend the Company’s Certificate of Incorporation to provide a 25% threshold for stockholders to request special meetings, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
68,341,909	966,229	10,054,927	10,510,966

(v)	Stockholders did not approve the stockholder proposal to support shareholder ability to call for a special shareholder meeting, with the results shown:

For	Against	Abstentions	Broker Non-Votes
27,691,514	51,323,982	347,569	10,510,966

Item 9.01	Financial Statements and Exhibits.
Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of DT Midstream, Inc., dated May 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2025

DT MIDSTREAM, INC. (Registrant)
by
/s/ Wendy Ellis
Name:	Wendy Ellis
Title:	General Counsel and Corporate Secretary